UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 26, 2011
Date of Report (Date of earliest event reported)

AQUA SOCIETY, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50163	52-2357931
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

Langenbochumer Strasse 393,
Herten 45701, Germany	__________________
(Address of principal executive offices)	(Zip Code)

49 209 - 361 53 0
Registrant's telephone number, including area code

Konrad - Adenauer Strasse 9-13
45699 Herten, Germany
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01                    REGULATION FD DISCLOSURE

Disclosure Statement

Attached as Exhibit 99.1 to this report is a Rule 15c2-11 Disclosure Statement of Aqua Society, Inc. (the “Company”) dated September 26, 2011 containing information about the Company and its business, and containing the Company’s management prepared financial statements for the year ended September 30, 2010 and the comparative period ended September 30, 2009, and for the year ended September 30, 2008 and the comparative period ended September 30, 2007.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

(d)                   Exhibits

Exhibit Number	Description of Exhibit
99.1	Disclosure Statement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AQUA SOCIETY, INC.
Date: September 26, 2011
	By:	/s/ Frank Iding
FRANK IDING
Chief Financial Officer and Treasurer